UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2022

NBT BANCORP INC.
(Exact name of registrant as specified in its charter)

Delaware	000-14703	16-1268674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

52 South Broad Street, Norwich, New York 13815
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (607) 337-2265

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	NBTB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 17, 2022, NBT Bancorp Inc. (“NBT”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies. The proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 7, 2022 (the “Proxy Statement”).

The proposals voted on by the stockholders at the Annual Meeting were as follows:

Proposal 1—NBT’s stockholders elected thirteen individuals to the Board of Directors (the “Board”) of NBT as set forth below:

Nominees	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
John H. Watt, Jr.	28,536,577	432,276	73,376	5,374,580
Martin A. Dietrich	28,264,884	681,836	95,509	5,374,580
Johanna R. Ames	28,293,019	667,676	81,534	5,374,580
J. David Brown	28,611,667	325,610	104,952	5,374,580
Timothy E. Delaney	28,259,152	699,187	83,890	5,374,580
James H. Douglas	27,345,859	1,617,238	79,132	5,374,580
Heidi M. Hoeller	28,680,168	272,507	89,554	5,374,580
Andrew S. Kowalczyk, III	28,503,240	444,468	94,521	5,374,580
V. Daniel Robinson, II	28,177,697	777,119	87,413	5,374,580
Matthew J. Salanger	28,330,325	626,621	85,283	5,374,580
Joseph A. Santangelo	28,141,189	809,046	91,994	5,374,580
Lowell A. Seifter	28,263,672	692,167	86,390	5,374,580
Jack H. Webb	28,646,427	286,774	109,028	5,374,580

 Proposal 2—NBT’s stockholders approved, on a non-binding, advisory basis, the compensation of NBT’s named executive officers as disclosed in the Proxy Statement, as set forth below:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
27,767,648	928,700	345,881	5,374,580

Proposal 3—NBT’s stockholders ratified the appointment by the Board of KPMG LLP as the independent registered public accounting firm of NBT for the fiscal year ending December 31, 2022, as set forth below:

Votes For	Votes Against	Votes Abstain
33,731,729	527,627	157,453

Item 7.01	Regulation FD Disclosure.

On May 17, 2022, NBT approved a second-quarter 2022 cash dividend of $0.28 per share. The dividend will be paid on June 15, 2022 to shareholders of record on June 1, 2022. That press release is furnished as Exhibit 99.1 hereto.

Item 8.01	Other Events.

On May 17, 2022, the Board of NBT appointed James H. Douglas as Lead Director succeeding John C. Mitchell after his retirement from the Board, which was effective on the same date. The Board has a number of standing committees, a table showing the corresponding committee chairs are as follows:

Committee	Chair
Audit Committee	Lowell A. Seifter
Risk Management Committee	Matthew J. Salanger
Nominating and Corporate Governance Committee	V. Daniel Robinson II
Compensation and Benefits Committee	Timothy E. Delaney

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description

99.1	Press release of NBT Bancorp Inc. May 17, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NBT BANCORP INC.

Date: May 18, 2022	By:	/s/ Scott A. Kingsley
Scott A. Kingsley
Executive Vice President and Chief Financial Officer